Exhibit 99.2

Enovix Announces Third Quarter 2021 Financial Results

FREMONT, Calif., November 8, 2021 (GLOBE NEWSWIRE) -- Enovix Corporation (“Enovix”) (Nasdaq: ENVX, ENVXW), the leader in the design and manufacture of next generation 3D Silicon™ Lithium-ion batteries, today posted to its website at https://ir.enovix.com a quarterly shareholder letter containing the financial results for the third quarter of 2021, ending October 3 and a new investor presentation.

The shareholder letter and investor presentation provide business updates that detail progress made in the quarter along several key areas including technology, production, and commercialization.

“We made meaningful progress in the third quarter, capped off by producing the first battery cells on our automated production line,” said Harrold Rust, President, Chief Executive Officer and Co-Founder of Enovix. “Our focus as we finish out the year is on qualifying our line which will allow us to move into volume production early next year, consistent with our expectations. The demand for our batteries remains robust and we look forward to powering the industries of the future with our breakthrough technology.”

Enovix will hold a conference call at 2:00 PM PT / 5:00 PM ET today, November 8, 2021, to discuss the company’s business and financial results.

Live Dial-in Details:

North America (toll-free): +1 (833) 865-1567

International: +1 (574) 990-9731

Conference ID: 8849069

A simultaneous live webcast will be available via the investor relations section of the Company’s website at https://ir.enovix.com. An archived version of the webcast will be available on the Enovix investor relations website for one year at https://ir.enovix.com.

About Enovix

Enovix is the leader in advanced silicon-anode lithium-ion battery development and production. The company's proprietary 3D cell architecture increases energy density and maintains high cycle life. Enovix is building an advanced silicon-anode lithium-ion battery production facility in the U.S. for volume production. The company's initial goal is to provide designers of category-leading mobile devices with a high-energy battery so they can create more innovative and effective portable products. Enovix is also developing its 3D cell technology and production process for the electric vehicle and energy storage markets to help enable widespread utilization of renewable energy. For more information, go to www.enovix.com.

Forward Looking Statements

This press release contains forward-looking statements regarding future results that involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements. Forward-looking statements are identified by words such as “believe”, “will”, “may”, “estimate”, “continue”, “anticipate”, “intend”, “should”, “plan”, “expect”, “predict”, “could”, “potentially" or the negative of these terms or similar expressions. These include, but are not limited to statements regarding Enovix’s ability to build and scale its factory for volume production of advanced lithium-ion batteries, demand for its products, Enovix’s ability to power future industries with its technology, and the strategies, objectives, expectations, intentions and financial performance and the assumptions that underlie these statements. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, the risks set forth under the caption “Risk Factors” in the Form 10-Q that Enovix filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2021, and additional information that will be set forth on Enovix’s Quarterly Report on Form 10-Q for the quarter ended October 3, 2021, and other documents Enovix has filed, or that Enovix will file, with the SEC. Any forward-looking statements made by Enovix in this press release speak only as of the date on which they are made and subsequent events may cause these expectations to change. Enovix disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

For investor and media inquiries, please contact:

Enovix Corporation

Charles Anderson

Phone: +1 (612) 229-9729

Email: canderson@enovix.com

Or

The Blueshirt Group

Gary Dvorchak, CFA

Phone: (323) 240-5796

Email: gary@blueshirtgroup.com

For media inquiries, please contact:

Enovix Corporation

Kristin Atkins

Phone: +1 (650) 815-6934

Email: katkins@enovix.com